                                                                  EXHIBIT 10.15

                              SPLIT-DOLLAR AGREEMENT

        This Agreement made as of the 25th day of July, 1994, by and among DATASCOPE CORP., a Delaware corporation (the "Company"), LAWRENCE SAPER (the "Employee") and CAROL SAPER, DANIEL BRODSKY and HELEN NASH, Trustees of the SAPER FAMILY 1994 TRUST UTA. dtd. 6/28/94 (collectively with all successors, the "Trustees").

                                    WITNESSETH:

        WHEREAS, the Company and the Employee have agreed to amend the Employee's employment agreement to revise, among other things, the death benefits payable at the death of the Employee;

        WHEREAS, in connection with such amendment, the Company, the Employee and the Trustees desire to implement a split-dollar insurance plan ("Plan") to enable the Trustees to invest in insurance on the Employee's life;

        WHEREAS, the Trustees have applied for and are the owner of Insurance Policy No. 940 750 122 UM ("Policy A") issued by the Metropolitan Life Insurance Company (an "Insurer") having an initial face amount of Ten Million ($10,000,000) Dollars on the life of the Employee;

        WHEREAS, Employee has transferred and assigned to the Trustees all rights of ownership in and to Insurance Policy No. 110047711 ("Policy B") issued by Security Mutual Life Insurance Company of New York (an "Insurer") having an initial face amount of Five Million ($5,000,000) Dollars on the life of the Employee;

        WHEREAS, the Company and the Trustees agree to make Policy A and Policy B (collectively, the "Policies") subject to this Agreement; and

        WHEREAS, the Trustees agree to assign certain rights under the Policies to the Company as collateral for amounts to be invested in the Policies by the Company under this Agreement by instruments of collateral assignment to be executed simultaneously herewith (the "Assignments").

        NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company, the Employee and the Trustees hereby mutually covenant and agree as follows:

        1. Ownership of Insurance. The Trustees are and shall remain the owner of the Policies, and may exercise all rights and privileges available under the terms of each respective Policy except as specifically provided in this Agreement, including without limitation the sole right to designate the beneficiary of the proceeds of the Policies, the sole right to change the beneficiary, and the sole right to select a settlement option under the Policies. The Company shall have only the right to receive certain sums under the Policies as set forth in this Agreement and the right to withdraw or borrow against the Cash Value (defined in Article 7 of this Agreement) of the Policies so long as a change in control (as defined in that certain Employment Agreement dated June 30, 1991, by and between the Employee and the Company)("Change") has not occurred. The Company and the Employee shall give written notice to the Insurers when and if a Change has occurred. From and after the occurrence of a Change the Company shall not have the right to withdraw or borrow against the Cash Value of the Policies.

        2.      Payment of Premiums on Policies.

                (a) As to Policy A.     (i) On the due date of the initial
premium of Policy A or within the grace period allowed by Policy A for the payment of the premium, the Company shall pay the annual premium on Policy A. As to each subsequent annual premium payable on the anniversary date of Policy A beginning in 1995 and continuing through 2000, the Company shall pay, within the grace period allowed by Policy A for the payment of premiums, the annual premiums shown on the annexed schedule, adjusted for periodic payment modes, if applicable. Provided, however, that each such premium amount shall be reduced by the amount of the economic benefit attributable to the Employee for that year computed in accordance with IRS Revenue Rulings 64-328, 1964-2 C.B. 11, and 66-110, 1966-1 C.B. 12, and 78-420, 1978-2 C.B. 67.

                                        (ii) In each calendar year the Trustees
shall pay to the Insuror on or before the expiration of the applicable grace periods an amount equal to the amount of such economic benefit for such year and shall promptly provide to the Company copies of the checks for such payment.

                (b) As to Policy B.     Beginning in 1995, the Company shall
pay, within the grace period allowed by Policy B for the payment of premiums, each premium amount due on Policy B.

                Each amount paid by the Company in respect of a Policy is hereinafter referred to as an "Investment."

        3. Trustees' Obligation to the Company. On the death of the employee or in the event of the termination of this Agreement, the Trustees shall pay to the Company the amount or amounts specified in Article 5, Article 6, and Article 7 of this Agreement.

        4. Collateral Assignment of Policies. To secure the Company's interest in the Policies, contemporaneously with the execution of this Agreement the Trustees shall execute a collateral assignment ("Assignment") of each Policy to the Company. As between the Trustees and the Company, the Assignment shall take precedence over any provisions of this Agreement. The Assignment may not be altered or changed without the consent of the Company and the Trustees. In case of a conflict between the terms of this Agreement and those of the Assignment, the terms of the Assignment shall govern. As long as this Agreement is in force the Company may not, without the written consent of the Trustees, exercise any right under the Assignment which would reduce or compromise the death benefit otherwise payable under
Article 5, except to the extent the Company is permitted to withdraw or borrow against Cash Value as provided in Article 1 of this Agreement. The Trustees shall be entitled to all other ownership rights in respect of the Policies which are not inconsistent with the rights of the Company.

        5. Death Benefits. On the death of the Employee while this Agreement is in force, the death benefits under the Policies shall be paid as follows and in the following order:

                (a) First, the Trustees shall be entitled to receive the sum of Ten Million ($10,000,000) Dollars from the net death proceeds of Policy A, and to the extent that is not sufficient, from the net death proceeds of Policy B.

                (b) Second, the Company shall be entitled to receive, the entire remaining balance of the proceeds of Policy A (if any) and Policy B. Receipt of these amounts shall satisfy in full any then existing obligation of the Trustees under Article 3 of this Agreement.

        6. Termination of Agreement. This Agreement shall terminate on the occurrence of any of the following events:

                (a)     bankruptcy, receivership or dissolution of the Company;

                (b) the election of the aggrieved party if either the Company or the Trustees fail for any reason to make any required payment pursuant to Article 2 of this Agreement toward payment of any premium due on a Policy, provided that any election to terminate this Agreement under this paragraph (c) must be made within twenty (20) days after the failure to make the required contribution; or

                (c) payment in full by the Trustees to the Company of an amount equal to the then Cash Value of the Policies as defined in Article 7, provided that upon receipt of such payment the Company shall release the Assignments of the Policies made by the Trustees pursuant to Article 5 of this Agreement; or

                (d)     the death of the Employee.

        7. Disposition of Policies on Termination of Agreement. Except as provided in Paragraph (c) of Article 6, if this Agreement is terminated under
Article 6 for any reason other than the death of the Employee, the Trustees shall have sixty (60) days in which to pay over to the Company the Investments which the Company has made pursuant to Article 2, but only to the extent available from the Cash Value of each Policy (as defined below). Upon receipt of full payment with respect to a Policy, the Company shall release the Assignment of the respective Policy and the Trustees shall be free of all provisions and restrictions of the Assignment and this Agreement with respect to such policy. If within this sixty-day period the Trustees do not repay the Investments to the extent required in this Article, the Company may enforce any rights which it has under the Assignment of the respective Policy. "Cash Value" of Policy A will mean the total of such Policy's share of the elected sub-accounts and the amounts of any assets transferred to the general investment account, as calculated according to the provisions of the Policy. "Cash Value" of Policy B will mean cash value as such term is defined within that Policy.

        8. Surrender or Termination of Policies. While this Agreement is in force and effect, the Trustees will neither sell, surrender nor otherwise terminate the Policies without the Company's prior written consent.

        9.      Prior Termination of Trust Agreement.

                (a) If the Trust Agreement is terminated prior to the termination of this Agreement, the Company shall continue this Agreement in the name of the party designated to succeed to the Trustees' interest; provided, however, that the successor-in-interest agrees to be bound by all the terms, rights, privileges and obligations set forth in this Agreement.

                (b) The Trustees are aware that a successor-in-interest to the Policy has not been designated. The Trustees may designate a successor or successors-in-interest upon notification to the Company and the Insurer.

       10. Amendment of Agreement. This Agreement shall not be modified or amended except by a writing signed by the Company and the then acting Trustees. This Agreement shall be binding upon the heirs, administrators or executors and the successors and assigns of each party to this Agreement.

       11. Not a Contract of Employment. This Agreement shall not be deemed to constitute a contract of employment.

       12. Notices. Any notice to be given under this Agreement shall be deemed given (a) upon delivery when given by physical delivery or facsimile transmission (provided that the facsimile transmission is followed by a copy sent by physical delivery, registered or certified mail or overnight carrier),
(b) three (3) days after deposited in the U.S. mails if sent by registered or certified mail, postage prepaid, return receipt requested of (c) one (1) day after delivery to an overnight carrier. If delivered to the Company, it shall be addressed to Company at its principal place of business, Attention:
Secretary; if mailed to the Trustees, it shall be addressed to it at its address last known on the records of the Company; and if delivered to the Employee, it shall be addressed to him at his address last known on the records of the Company, or, in each case, at such other address or addresses as any party may hereafter designate in writing to the others. A copy of any notice mailed to the Company, the Employee or to the Trustees shall be simultaneously mailed to: Shereff, Friedman, Hoffman & Goodman, 919 Third Avenue, 20th Floor, New York, New York 10022, Attention: Martin Nussbaum.

       13. Miscellaneous. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same document. This Agreement shall be governed by and construed according to the laws of the State of New York, other than the State's conflict of laws provisions.

        14. Captions and Paragraph Headings. Captions and paragraph headings used herein are for convenience only, are not a part of this Agreement, and shall not be used in construing it.

                IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

                                                           DATASCOPE CORP.

                                        By: /s/  M. Pitkowsky
                                            ------------------------------
                                                              M. PITKOWSKY
                                                     Senior VP & Secretary

                                            /s/ Lawrence Saper
                                            ------------------------------
                                                            LAWRENCE SAPER

                                            /s/ Carol Saper
                                            ------------------------------
                                                Carol Saper, as Trustee of
                                               the SAPER FAMILY 1994 TRUST
                                                           UTA DTD 6/28/94

                                            /s/ Daniel Brodsky
                                            ------------------------------
                                             Daniel Brodsky, as Trustee of
                                               the SAPER FAMILY 1994 TRUST
                                                           UTA DTD 6/28/94

                                            /s/ Helen Nash
                                            ------------------------------
                                                 Helen Nash, as Trustee of
                                               the SAPER FAMILY 1994 TRUST
                                                           UTA DTD 6/28/94

SPLIT DOLLAR LIFE INSURANCE - METROPOLITAN VARIABLE LIFE
Prepared For Datascope Corporation          Fixed Account Values Projected At 6%
On The Life Of Lawrence Saper

                                              DATASCOPE CORPORATION                                               TRUST
                           ----------------------------------------------------------------------          ----------------------
                                                  RECOVERY UPON:
                                            -------------------------
                                            TERMINATION         DEATH     ADDITIONAL
                                            -------------------------       KEYMAN      CORPORATE            ANNUAL
                            RECOVERABLE      SURRENDER          DEATH        DEATH      CHARGE TO            PREMIUM      DEATH
YEAR    AGE                   PREMIUM        CASH VALUE        BENEFIT      BENEFIT      EARNINGS           OUTLAY(1)    BENEFIT
- ---------------------------------------------------------------------------------------------------------------------------------
1994    65       Paid         953,000          638,000         953,000         0         (315,000)   Paid    47,000     9,893,000
- ---------------------------------------------------------------------------------------------------------------------------------
1995    66      Non Mec       706,000        1,307,000       1,659,000         0          (37,000)           44,000     8,341,000
1996    67                    706,000        2,023,000       2,365,000         0           10,000            44,000     7,635,000
1997    68                    707,000        2,788,000       3,072,000         0           58,000            43,000     6,928,000
1998    69                    708,000        3,588,000       3,780,000         0           92,000            42,000     6,220,000

1999    70                    709,000        4,433,000       4,489,000         0          136,000            41,000     5,511,000
2000    71                     82,000        4,692,000       4,571,000         0          177,000            43,000     5,429,000
2001    72                       0           4,890,000       4,571,000         0          198,000            47,000     5,429,000
2002    73                       0           5,078,000       4,571,000         0          188,000            52,000     5,429,000
2003    74                       0           5,266,000       4,571,000         0          188,000            57,000     5,429,000

2004    75                       0           5,466,000       4,571,000         0          200,000            62,000     5,429,000
2005    76                       0           5,670,000       4,571,000         0          204,000            69,000     5,429,000
2006    77                       0           5,868,000       4,571,000         0          198,000            77,000     5,429,000
2007    78                       0           6,082,000       4,571,000         0          214,000            86,000     5,429,000
2008    79                       0           6,305,000       4,571,000         0          223,000            96,000     5,429,000

2009    80                       0           6,526,000       4,571,000         0          221,000           106,000     5,429,000
2010    81                       0           6,726,000       4,571,000         0          200,000           106,000     5,429,000
2011    82                       0           6,925,000       4,571,000         0          199,000           106,000     5,429,000
2012    83                       0           7,127,000       4,571,000         0          202,000           106,000     5,429,000
2013    84                       0           7,334,000       4,571,000         0          207,000           106,000     5,429,000

2014    85                       0           7,551,000       4,571,000         0          217,000           106,000     5,429,000
2015    86                       0           7,783,000       4,571,000         0          232,000           106,000     5,429,000
2016    87                       0           8,040,000       4,571,000         0          257,000           106,000     5,429,000
2017    88                       0           8,333,000       4,571,000         0          293,000           106,000     5,429,000
2018    89                       0           8,676,000       4,571,000         0          343,000           106,000     5,429,000

2019    90                       0           9,091,000       4,571,000         0          415,000           106,000     5,429,000
2020    91                       0           9,613,000       4,571,000         0          522,000           106,000     5,429,000
2021    92                       0          10,232,000       4,571,000         0          619,000           106,000     5,429,000
2022    93                       0          10,904,000       4,571,000         0          672,000           106,000     5,429,000
2023    94                       0          11,644,000       4,571,000         0          740,000           106,000     5,429,000

SPLIT DOLLAR LIFE INSURANCE PLAN -- SECURITY MUTUAL UNIVERSAL LIFE
Prepared For Datascope Corporation             Account Values Projected At 6.75%
On The Life Of Lawrence Saper

                     ------------------------------------------------------------------       ----------------------
                                          DATASCOPE CORPORATION                                        TRUST
                     ------------------------------------------------------------------       ----------------------
                                     --------------------
                                         RECOVERY UPON:
                                     --------------------
                                     TERMINATION    DEATH      ADDITIONAL
                                     ====================        KEYMAN       CORPORATE        ANNUAL
                     RECOVERABLE     SURRENDER      DEATH         DEATH       CHARGE TO        PREMIUM         DEATH
YEAR   AGE             PREMIUM       CASH VALUE    BENEFIT       BENEFIT       EARNINGS       OUTLAY(1)       BENEFIT
- ----------------------------------------------------------------------------------------------------------------------
1995   67   Non MEC    242,000               0     242,000      3,290,000      (242,000)         8,000      1,659,000
1996   68              237,000         182,000     479,000      2,547,000       (55,000)        13,000      2,365,000
1997   69              232,000         406,000     711,000      1,815,000        (8,000)        18,000      3,072,000
1998   70              225,000         638,000     936,000      1,099,000         7,000         25,000      3,780,000
1999   71              217,000         881,000   1,152,000        401,000        26,000         33,000      4,489,000

2000   72              212,000       1,130,000   1,364,000        339,000        37,000         38,000      4,571,000
2001   73              208,000       1,388,000   1,572,000        373,000        50,000         42,000      4,571,000
2002   74              203,000       1,650,000   1,775,000        417,000        59,000         47,000      4,571,000
2003   75              197,000       1,917,000   1,972,000        470,000        70,000         53,000      4,571,000
2004   76              191,000       2,186,000   2,163,000        532,000        78,000         59,000      4,571,000

2005   77              184,000       2,422,000   2,347,000        568,000        52,000         66,000      4,571,000
2006   78              176,000       2,652,000   2,523,000        606,000        54,000         74,000      4,571,000
2007   79              168,000       2,870,000   2,691,000        640,000        50,000         82,000      4,571,000
2008   80              154,000       3,073,000   2,845,000        673,000        49,000         96,000      4,571,000
2009   81              146,000       3,271,000   2,991,000        709,000        52,000        104,000      4,571,000

2010   82              130,000       3,436,000   3,121,000        744,000        35,000        120,000      4,571,000
2011   83              111,000       3,583,000   3,232,000        780,000        36,000        139,000      4,571,000
2012   84               99,000       3,705,000   3,331,000        803,000        23,000        151,000      4,571,000
2013   85               89,000       3,800,000   3,419,000        810,000         6,000        161,000      4,571,000
2014   86               61,000       3,865,000   3,480,000        814,000         4,000        189,000      4,571,000

2015   87               61,000       3,914,000   3,541,000        802,000       (12,000)       189,000      4,571,000
2016   88               45,000       3,925,000   3,586,000        768,000       (34,000)       205,000      4,571,000
2017   89               28,000       3,900,000   3,614,000        715,000       (53,000)       222,000      4,571,000
2018   90                8,000       3,847,000   3,622,000        654,000       (61,000)       242,000      4,571,000
2019   91              (14,000)      3,782,000   3,609,000        602,000       (51,000)       264,000      4,571,000

2020   92              (34,000)      3,714,000   3,574,000        569,000       (34,000)       284,000      4,571,000
2021   93              (58,000)      3,630,000   3,516,000        543,000       (26,000)       308,000      4,571,000
2022   94              (75,000)      3,505,000   3,441,000        493,000       (50,000)       325,000      4,571,000
2023   95             (135,000)      3,378,000   3,307,000        500,000         8,000        385,000      4,571,000
2024   96             (203,000)      3,190,000   3,103,000        516,000        15,000        453,000      4,571,000

SPLIT DOLLAR LIFE INSURANCE PLAN COMPOSITE
Prepared For Datascope Corporation                                     Composite
On The Life Of Lawrence Saper

                    ------------------------------------------------------------                     -----------------------
                                     DATASCOPE CORPORATION                                                    TRUST
                    ------------------------------------------------------------                     -----------------------
                                  -------------------
                                     RECOVERY UPON:
                                  -------------------
                                  TERMINATION   DEATH      ADDITIONAL
                                  ===================        KEYMAN      CORPORATE                    ANNUAL
                    RECOVERABLE   SURRENDER    DEATH         DEATH       CHARGE TO                    PREMIUM        DEATH
YEAR  AGE             PREMIUM     CASH VALUE  BENEFIT       BENEFIT      EARNINGS                    OUTLAY(1)      BENEFIT
- -----------------------------------------------------------------------------------------------------------------------------
1994  66               953,000      638,000     953,000         0        (315,000)     PAID           47,000        9,893,000
- -----------------------------------------------------------------------------------------------------------------------------
1995  67   NON-MEC     948,000    1,307,000   1,901,000    3,290,000     (279,000)                    52,000       10,000,000
1996  68               943,000    2,205,000   2,844,000    2,547,000      (45,000)                    57,000       10,000,000
1997  69               939,000    3,194,000   3,783,000    1,815,000       50,000                     61,000       10,000,000
1998  70               933,000    4,226,000   4,716,000    1,099,000       99,000                     67,000       10,000,000

1999  71               926,000    5,314,000   5,641,000     401,000       162,000                     74,000       10,000,000
2000  72               294,000    5,822,000   5,935,000     339,000       214,000                     81,000       10,000,000
2001  73               208,000    6,278,000   6,143,000     373,000       248,000                     89,000       10,000,000
2002  74               203,000    6,728,000   6,346,000     417,000       247,000                     99,000       10,000,000
2003  75               197,000    7,183,000   6,543,000     470,000       258,000                    110,000       10,000,000

2004  76               191,000    7,652,000   6,734,000     532,000       278,000                    121,000       10,000,000
2005  77               184,000    8,092,000   6,918,000     568,000       256,000                    135,000       10,000,000
2006  78               176,000    8,520,000   7,094,000     606,000       252,000                    151,000       10,000,000
2007  79               168,000    8,952,000   7,262,000     640,000       264,000                    168,000       10,000,000
2008  80               154,000    9,378,000   7,416,000     673,000       272,000                    192,000       10,000,000

2009  81               146,000    9,797,000   7,562,000     709,000       273,000                    210,000       10,000,000
2010  82               130,000   10,162,000   7,692,000     744,000       235,000                    226,000       10,000,000
2011  83               111,000   10,508,000   7,803,000     780,000       235,000                    245,000       10,000,000
2012  84                99,000   10,832,000   7,902,000     803,000       225,000                    257,000       10,000,000
2013  85                89,000   11,134,000   7,990,000     810,000       213,000                    267,000       10,000,000

2014  86                61,000   11,416,000   8,051,000     814,000       221,000                    295,000       10,000,000
2015  87                61,000   11,697,000   8,112,000     802,000       220,000                    295,000       10,000,000
2016  88                45,000   11,965,000   8,157,000     768,000       223,000                    311,000       10,000,000
2017  89                28,000   12,233,000   8,185,000     715,000       240,000                    328,000       10,000,000
2018  90                 8,000   12,523,000   8,193,000     654,000       282,000                    348,000       10,000,000

2019  91               (14,000)  12,873,000   8,180,000     602,000       364,000                    370,000       10,000,000
2020  92               (34,000)  13,327,000   8,145,000     569,000       488,000                    390,000       10,000,000
2021  93               (58,000)  13,862,000   8,087,000     543,000       593,000                    414,000       10,000,000
2022  94               (75,000)  14,409,000   8,012,000     493,000       622,000                    431,000       10,000,000
2023  95              (135,000)  15,022,000   7,878,000     500,000       748,000                    491,000       10,000,000